Exhibit 99.1

For Release April 24, 2007, 7:30 a.m. EST
Analysts: Thomas P. O’Malley
(330) 384-7109
FirstMerit Reports First Quarter 2007 Results of $0.39 per share and Announces Completion of Asset Sale
AKRON, Ohio, — April 24, 2007 — FirstMerit Corporation (Nasdaq: FMER) today announced first quarter 2007 net income of $31.4 million, or $0.39 per diluted share. This compares with $30.0 million, or $0.37 per diluted share, for the prior-year quarter.
Returns on average common equity (“ROE”) and average assets (“ROA”) for the first quarter 2007 were 14.91% and 1.24%, respectively, compared with 13.67% and 1.20% for the prior-year quarter.
“Our immediate priority is to accelerate the pace of credit improvement at FirstMerit. We sold $81 million of problem assets this quarter resulting in meaningful improvement in our credit metrics, a stronger balance sheet and higher quality earnings,” said Paul G. Greig, Chairman and Chief Executive Officer of FirstMerit. “This quarter we are reporting significantly lower net charge-offs, nonperforming assets and provision for loan losses. A stronger credit position along with enhancements to our overall credit and portfolio management processes moves FirstMerit toward our objective of reaching peer levels of credit quality. Improving credit quality yields improved profitability for the Company, as shown by our returns on average assets and average equity this quarter. I also am encouraged with our robust commercial loan growth which increased 2.87% from the prior quarter, and the stability of our net interest margin over the same time period.”
Net interest margin was 3.58% for the first quarter of 2007 compared with 3.58% for the fourth quarter of 2006 and 3.80% for the first quarter of 2006. The Company maintained a stable net interest margin during the first quarter of 2007, compared with the fourth quarter of 2006, by reinvesting maturing investment portfolio securities at higher yields and managing the costs of core deposits. The decrease in net interest margin compared with the first quarter of 2006 reflects both a shift in consumer preference for higher-yielding deposit products as well as increased deposit costs from a higher interest rate environment.

Net interest income on a fully tax-equivalent (“FTE”) basis was $83.2 million in the first quarter of 2007 compared with $84.5 million in the fourth quarter of 2006 and $86.6 million in the first quarter of 2006. The decrease in FTE net interest income compared with the fourth quarter 2006 resulted from fewer days in the quarter while average earning assets grew $63.2 million, or 0.67%, along with a stable net interest margin. The decrease in FTE net interest income compared with the first quarter of 2006 resulted from lower net interest margin, partly offset by an increase in average earning assets. Compared with the first quarter of 2006, average loans increased 3.30% and average investments decreased 2.82%.
Noninterest income net of securities transactions for the first quarter of 2007 was $48.9 million, an increase of $0.5 million or 1.13% from the fourth quarter of 2006 and an increase of $3.5 million or 7.70% from the first quarter of 2006. In the first quarter of 2007, the Company completed a previously announced asset sale that contributed $4.1 to loan sales and servicing income offset by the $0.5 million loss on the sale of other real estate which is recorded in other operating expense, for the quarter. Other income, net of securities gains, as a percentage of net revenue for the first quarter of 2007 was 37.00% compared with 36.39% for fourth quarter of 2006 and 34.39% for the first quarter of 2006. Net revenue is defined as net interest income, on a FTE basis, plus other income, less gains from securities sales.
Noninterest expense for the first quarter of 2007 was $81.5 million, a decrease of $2.5 million, or 2.93%, from the fourth quarter of 2006 and a decrease of $0.4 million, or 0.46%, from the first quarter of 2006.
Net charge-offs totaled $3.5 million, or 0.21% of average portfolio loans in the first quarter of 2007 compared with $9.2 million, or 0.56% of average portfolio loans in the first quarter of 2006.
Nonperforming assets totaled $32.7 million at March 31, 2007, a decrease of $31.5 million, or 49.1%, compared with December 31, 2006 and a decrease of $40.2 million, or 55.22%, compared with March 31, 2006. The asset sale completed during the first quarter of 2007 included $31.0 million of nonperforming assets. Nonperforming assets at March 31, 2007 represented 0.47% of period-end loans plus other real estate compared with 0.93% at December 31, 2006 and 1.09% at March 31, 2006.
The provision for loan losses decreased to $4.2 million in the first quarter of 2007 compared with $44.2 million in the fourth quarter of 2006 and $6.1 million in the first quarter of 2006. In the fourth quarter of 2006, the Company’s higher provision for loan losses were impacted by its decision to sell $73.7 million of commercial loans included in the asset sales completed during the first quarter of 2007.

The allowance for loan losses totaled $92.0 million at March 31, 2007, an increase of $0.7 million and $4.5 million from December 31, 2006 and March 31, 2006, respectively. At March 31, 2007, the allowance for loan losses was 1.32% of period-end loans compared with 1.33% at December 31, 2006 and 1.31% at March 31, 2006. The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments. For comparative purposes the allowance for credit losses as a percentage of period end loans was 1.42% at March 31, 2007 compared with 1.42% at December 31, 2006 and 1.40% at March 31, 2006. The allowance for credit losses to nonperforming loans increased to 356.26% at March 31, 2007 compared with 179.60% on December 31, 2006 and 145.32% on March 31, 2006.
FirstMerit’s total assets at March 31, 2007 were $10.3 billion, an increase of $94.5 million, or 0.92%, compared with December 31, 2006 and an increase of $246.4 million, or 2.44%, compared with March 31, 2006. The increase from December 31, 2006, was due to continued growth in the commercial loan portfolio, which increased $106.0 million, or 2.87%, and offset decreases in the consumer portfolio. Commercial loan growth of $237.1 million, or 6.66%, drove a majority of the asset growth from March 31, 2006.
Total deposits were $7.7 billion at March 31, 2007, an increase of $202.3 million, or 2.70% from December 31, 2006, and an increase of $190.6 million, or 2.54%, from March 31, 2006. Core deposits, which exclude all time deposits, totaled $4.6 billion at March 31, 2007, an increase of $54.4 million or 1.20% from December 31, 2006 and a decrease of $132.3 million, or 2.81% from March 31, 2006.
Shareholders’ equity was $863.6 million at March 31, 2007 and the Company’s capital position remains strong as tangible equity to assets was 7.07%. The common dividend per share paid in the first quarter 2007 was $0.29.

First Quarter 2007 Conference Call
FirstMerit will host an earnings conference call on April 24, 2007, at 2:00 p.m. Eastern time to provide an overview of first quarter results and highlights. To participate in the conference call, please dial (888) 694-4728 ten minutes before start time and provide the reservation number: 8685718. A replay of the conference call will be available at approximately 4:30 p.m., on April 24, 2007 through May 1, 2007, by dialing (877) 519-4471, and entering the PIN: 8685718.
(Logo: http://www.newscom.com/cgi-bin/prnh/20001220/FIRSTMERITLOGO)
The first quarter earnings release will be available at approximately 7:30 a.m. that same morning on the Internet at http://www.firstmerit.com under the Investor Relations portion of the Web site. Any material non-public information that might be disclosed during the conference call will be posted on the Web site immediately after the conference call ends.
About FirstMerit
FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $10.3 billion as of March 31, 2007 and 161 banking offices and 176 ATMs in 25 Ohio and Western Pennsylvania counties. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal wholly-owned subsidiaries include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., and FirstMerit Community Development Corporation.
Forward-Looking Statement
This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Company, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Company’s business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Company undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

FIRSTMERIT CORPORATION AND SUBSIDIARIES Consolidated Financial Highlights (Unaudited) (Dollars in thousands)

	Quarters
	2007	2006	2006	2006	2006
EARNINGS	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Net interest income FTE (a)	$83,218	84,502	85,850	86,377	86,563
Provision for loan losses	4,210	44,235	12,612	13,159	6,106
Other income	48,876	48,332	49,341	52,078	45,397
Other expenses	81,526	83,987	76,983	85,218	81,899
FTE adjustment (a)	1,212	919	763	647	590
Net income	31,421	6,117	31,204	27,661	29,964
Diluted EPS	0.39	0.07	0.39	0.35	0.37

PERFORMANCE RATIOS
Return on average assets (ROA)	1.24%	0.24%	1.22%	1.10%	1.20%
Return on average common equity (ROE)	14.91%	2.66%	13.93%	12.75%	13.67%
Net interest margin FTE (a)	3.58%	3.58%	3.68%	3.78%	3.80%
Efficiency ratio	61.55%	63.06%	56.78%	61.39%	61.90%
Number of full-time equivalent employees	2,751	2,755	2,769	2,986	3,104

MARKET DATA
Book value/common share	$10.78	10.56	11.28	10.88	10.91
Period-end common share mkt value	21.11	24.14	23.17	20.94	24.66
Market as a % of book	196%	229%	205%	193%	226%
Cash dividends/common share	$0.29	0.29	0.29	0.28	0.28
Common stock dividend payout ratio	74.36%	414.29%	74.36%	80.00%	75.68%
Average basic common shares	80,113	80,091	80,066	79,983	80,374
Average diluted common shares	80,298	80,316	80,262	80,203	80,648
Period end common shares	80,112	80,101	80,072	80,058	79,766
Common shares repurchased	2,000	15,876	0	1,329	2,618,588
Common stock market capitalization	$1,691,164	1,933,638	1,855,268	1,676,415	1,967,030

ASSET QUALITY
Gross charge-offs	$9,424	22,323	15,453	18,038	14,914
Net charge-offs	3,507	18,559	11,584	13,021	9,178
Allowance for loan losses	92,045	91,342	88,755	87,727	87,589
Reserve for unfunded lending commitments	6,746	6,294	6,307	5,716	5,853
Nonperforming assets (NPAs)	32,664	64,177	72,464	58,786	72,941
Net charge-offs/average loans ratio	0.21%	1.06%	0.67%	0.78%	0.56%
Net charge-offs and allowance related to loans held for sale/average loans ratio	0.21%	1.40%	0.67%	0.78%	0.56%
Allowance for loan losses/period-end loans	1.32%	1.33%	1.28%	1.29%	1.31%
Allowance for credit losses/period-end loans	1.42%	1.42%	1.37%	1.37%	1.40%
NPAs/loans and other real estate	0.47%	0.93%	1.05%	0.86%	1.09%
Allowance for loan losses/nonperforming loans	331.93%	168.03%	143.73%	174.80%	136.22%
Allowance for credit losses/nonperforming loans	356.26%	179.60%	153.94%	186.19%	145.32%

CAPITAL & LIQUIDITY
Period-end tangible equity to assets	7.07%	6.96%	7.55%	7.20%	7.31%
Average equity to assets	8.32%	8.91%	8.77%	8.66%	8.79%
Average equity to loans	12.35%	13.17%	12.99%	12.93%	13.27%
Average loans to deposits	92.47%	92.97%	93.05%	90.63%	91.58%

AVERAGE BALANCES
Assets	$10,276,241	10,227,154	10,138,856	10,051,623	10,111,553
Deposits	7,481,969	7,440,331	7,355,877	7,426,029	7,313,509
Loans	6,918,636	6,917,572	6,844,593	6,730,531	6,697,732
Earning assets	9,437,418	9,374,223	9,249,769	9,174,008	9,245,882
Shareholders’ equity	854,713	911,348	888,841	870,234	888,818

ENDING BALANCES
Assets	$10,347,121	10,252,572	10,217,968	10,254,773	10,100,717
Deposits	7,701,202	7,498,921	7,389,633	7,402,239	7,510,562
Loans	6,951,631	6,878,873	6,917,347	6,804,769	6,672,102
Goodwill	139,245	139,245	139,245	139,245	139,245
Intangible assets	2,644	2,865	3,088	3,311	3,533
Earning assets	9,447,346	9,382,033	9,344,841	9,315,062	9,193,741
Total shareholders’ equity	863,641	846,111	903,383	870,698	870,552
NOTES:
(a) — Net interest income on a fully tax-equivalent (“FTE”) basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited, except December 31, 2006, which is derived from the	March 31,	December 31,	March 31,
audited financial statements)	2007	2006	2006

ASSETS
Cash and due from banks	$242,470	200,204	206,912
Investment securities (at fair value) and federal funds sold	2,447,426	2,407,888	2,460,321
Loans held for sale	48,289	95,272	61,318
Loans:
Commercial loans	3,800,125	3,694,121	3,562,968
Mortgage loans	598,390	608,008	625,514
Installment loans	1,628,531	1,619,747	1,509,714
Home equity loans	709,964	731,473	772,308
Credit card loans	138,183	147,553	135,916
Leases	76,438	77,971	65,682

Total loans	6,951,631	6,878,873	6,672,102
Less allowance for loan losses	(92,045)	(91,342)	(87,589)

Net loans	6,859,586	6,787,531	6,584,513
Premises and equipment, net	120,556	122,954	119,571
Goodwill	139,245	139,245	139,245
Intangible assets	2,644	2,865	3,533
Accrued interest receivable and other assets	486,905	496,613	525,304

Total assets	$10,347,121	10,252,572	10,100,717

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand-non-interest bearing	$1,463,039	1,455,097	1,465,168
Demand-interest bearing	779,790	799,571	923,491
Savings and money market accounts	2,333,907	2,267,686	2,320,360
Certificates and other time deposits	3,124,466	2,976,567	2,801,543

Total deposits	7,701,202	7,498,921	7,510,562

Securities sold under agreements to repurchase	1,380,591	1,261,821	1,272,362
Wholesale borrowings	208,744	464,227	285,143
Accrued taxes, expenses, and other liabilities	192,943	181,492	162,098

Total liabilities	9,483,480	9,406,461	9,230,165

Commitments and contingencies
Shareholders’ equity:
Preferred stock, without par value:
authorized and unissued 7,000,000 shares	—	—	—
Preferred stock, Series A, without par value:
designated 800,000 shares; none outstanding	—	—	—
Convertible preferred stock, Series B, without par value:
designated 220,000 shares; none outstanding	—	—	—
Common stock, without par value:
authorized 300,000,000 shares; issued 92,026,350 at March 31, 2007, December 31, 2006 and March 31, 2006	127,937	127,937	127,937
Capital surplus	108,073	106,916	108,958
Accumulated other comprehensive loss	(71,328)	(79,508)	(53,395)
Retained earnings	1,006,207	998,079	1,002,035
Treasury stock, at cost, 11,914,435, 11,925,803 and 12,257,585 shares at March 31, 2007, December 31, 2006 and March 31, 2006, respectively	(307,248)	(307,313)	(314,983)

Total shareholders’ equity	863,641	846,111	870,552

Total liabilities and shareholders’ equity	$10,347,121	10,252,572	10,100,717

FIRSTMERIT CORPORATION AND SUBSIDIARIES AVERAGE CONSOLIDATED BALANCE SHEETS (Unaudited) (Dollars in thousands)

	Quarterly Periods
	March 31,	December 31,	September 30,	June 30,	March 31,
	2007	2006	2006	2006	2006
ASSETS
Cash and due from banks	$179,566	175,735	185,628	188,915	194,042
Investment securities/fed funds sold	2,429,539	2,410,879	2,360,494	2,392,208	2,500,021
Loans held for sale	89,243	45,772	44,682	51,269	48,129
Loans:
Commercial loans	3,749,067	3,730,110	3,674,988	3,603,083	3,567,263
Mortgage loans	607,602	614,204	619,542	626,476	630,702
Installment loans	1,622,324	1,625,962	1,592,917	1,526,094	1,513,938
Home equity loans	717,806	738,630	755,044	772,196	775,728
Credit card loans	143,853	144,351	139,117	137,545	141,821
Leases	77,984	64,315	62,985	65,137	68,280

Total loans	6,918,636	6,917,572	6,844,593	6,730,531	6,697,732
Less allowance for loan losses	91,256	88,175	87,127	86,583	90,229

Net loans	6,827,380	6,829,397	6,757,466	6,643,948	6,607,503

Total earning assets	9,437,418	9,374,223	9,249,769	9,174,008	9,245,882

Premises and equipment, net	121,988	121,956	120,088	119,666	120,155
Accrued interest receivable and other assets	628,525	643,415	670,498	655,617	641,703

TOTAL ASSETS	$10,276,241	10,227,154	10,138,856	10,051,623	10,111,553

LIABILITIES
Deposits:
Demand-non-interest bearing	$1,389,455	1,413,682	1,407,653	1,455,229	1,462,671
Demand-interest bearing	756,678	767,430	794,886	865,563	848,209
Savings and money market accounts	2,284,549	2,267,268	2,246,386	2,280,657	2,292,865
Certificates and other time deposits	3,051,287	2,991,951	2,906,952	2,824,580	2,709,764

Total deposits	7,481,969	7,440,331	7,355,877	7,426,029	7,313,509

Securities sold under agreements to repurchase	1,352,961	1,269,873	1,357,746	1,212,470	1,295,178
Wholesale borrowings	399,638	446,950	367,640	371,309	433,257

Total funds	9,234,568	9,157,154	9,081,263	9,009,808	9,041,944
Accrued taxes, expenses and other liabilities	186,960	158,652	168,752	171,581	180,791

Total liabilities	9,421,528	9,315,806	9,250,015	9,181,389	9,222,735

SHAREHOLDERS’ EQUITY
Preferred stock	—	—	—	—	—
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	107,178	106,339	105,587	104,477	108,330
Accumulated other comprehensive (loss) income	(76,926)	(36,045)	(52,601)	(54,132)	(44,150)
Retained earnings	1,003,605	1,020,518	1,015,749	1,001,647	998,173
Treasury stock	(307,081)	(307,401)	(307,831)	(309,695)	(301,472)

Total shareholders’ equity	854,713	911,348	888,841	870,234	888,818

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,276,241	10,227,154	10,138,856	10,051,623	10,111,553

AVERAGE CONSOLIDATED BALANCE SHEETS (Unaudited)
Fully-tax Equivalent Interest Rates and Interest Differential

FIRSTMERIT CORPORATION AND
SUBSIDIARIES	Three months ended			Year ended			Three months ended
(Dollars in thousands)	March 31, 2007			December 31, 2006			March 31, 2006
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Cash and due from banks	$179,566			186,029			194,042
Investment securities and federal funds sold:
U.S. Treasury securities and
U.S. Government agency obligations (taxable)	1,955,704	20,222	4.19%	2,050,736	81,207	3.96%	2,161,306	20,850	3.91%
Obligations of states and political subdivisions (tax exempt)	222,381	3,382	6.17%	114,548	7,390	6.45%	90,622	1,527	6.83%
Other securities and federal funds sold	251,454	4,421	7.13%	250,221	15,264	6.10%	248,093	3,526	5.76%

Total investment securities and federal funds sold	2,429,539	28,025	4.68%	2,415,505	103,861	4.30%	2,500,021	25,903	4.20%
Loans held for sale	89,243	763	3.47%	47,449	3,153	6.65%	48,129	762	6.42%
Loans	6,918,636	129,359	7.58%	6,798,338	499,746	7.35%	6,697,732	116,997	7.08%

Total earning assets	9,437,418	158,147	6.80%	9,261,292	606,760	6.55%	9,245,882	143,662	6.30%
Allowance for loan losses	(91,256)			(88,020)			(90,229)
Other assets	750,513			770,714			761,858

Total assets	$10,276,241			10,130,015			10,111,553

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — non-interest bearing	$1,389,455	—	—	1,434,539	—	—	1,462,671	—	—
Demand — interest bearing	756,678	1,919	1.03%	818,735	9,217	1.13%	848,209	2,362	1.13%
Savings and money market accounts	2,284,549	14,006	2.49%	2,271,654	50,083	2.20%	2,292,865	10,748	1.90%
Certificates and other time deposits	3,051,287	36,080	4.80%	2,859,218	123,877	4.33%	2,709,764	26,101	3.91%

Total deposits	7,481,969	52,005	2.82%	7,384,146	183,177	2.48%	7,313,509	39,211	2.17%

Securities sold under agreements to repurchase	1,352,961	16,785	5.03%	1,283,951	56,151	4.37%	1,295,178	11,923	3.73%
Wholesale borrowings	399,638	6,139	6.23%	404,723	24,140	5.96%	433,257	5,965	5.58%

Total interest bearing liabilities	7,845,113	74,929	3.87%	7,638,281	263,468	3.45%	7,579,273	57,099	3.06%

Other liabilities	186,960			167,266			180,791

Shareholders’ equity	854,713			889,929			888,818

Total liabilities and shareholders’ equity	$10,276,241			10,130,015			10,111,553

Net yield on earning assets	$9,437,418	83,218	3.58%	9,261,292	343,292	3.71%	9,245,882	86,563	3.80%

Interest rate spread			2.93%			3.10%			3.25%

Note:	Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis. Nonaccrual loans have been included in the average balances.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(Unaudited)
(In thousands except per share data)

	Quarters ended March 31,
	2007	2006
Interest income:
Interest and fees on loans, including held for sale	$130,089	117,740
Interest and dividends on investment securities and federal funds sold	26,846	25,332

Total interest income	156,935	143,072

Interest expense:
Interest on deposits:
Demand-interest bearing	1,919	2,362
Savings and money market accounts	14,006	10,748
Certificates and other time deposits	36,080	26,101
Interest on securities sold under agreements to repurchase	16,785	11,923
Interest on wholesale borrowings	6,139	5,965

Total interest expense	74,929	57,099

Net interest income	82,006	85,973
Provision for loan losses	4,210	6,106

Net interest income after provision for loan losses	77,796	79,867

Other income:
Trust department income	5,596	5,394
Service charges on deposits	16,249	16,066
Credit card fees	11,099	10,671
ATM and other service fees	3,071	3,108
Bank owned life insurance income	3,168	2,986
Investment services and insurance	2,453	2,597
Investment securities gains, net	—	16
Loan sales and servicing income	5,438	1,445
Other operating income	1,802	3,114

Total other income	48,876	45,397

Other expenses:
Salaries, wages, pension and employee benefits	42,500	43,031
Net occupancy expense	6,686	6,549
Equipment expense	3,084	2,958
Stationery, supplies and postage	2,333	2,453
Bankcard, loan processing and other costs	7,470	5,827
Professional services	4,829	2,763
Amortization of intangibles	223	223
Other operating expense	14,401	18,095

Total other expenses	81,526	81,899

Income before federal income tax expense	45,146	43,365
Federal income tax expense	13,725	13,401

Net income	$31,421	29,964

Other comprehensive income (loss), net of taxes
Unrealized securities’ holding gain (loss), net of taxes	8,113	(9,748)
Unrealized hedging gain (loss), net of taxes	67	(787)
Minimum pension liability adjustment, net of taxes	—	—
Less: reclassification adjustment for securities’ gains losses realized in net income, net of taxes	—	10
Total other comprehensive income (loss), net of taxes	8,180	(10,545)

Comprehensive income	$39,601	19,419

Net income applicable to common shares	$31,421	29,964

Net income used in diluted EPS calculation	$31,425	29,969

Weighted average number of common shares outstanding — basic	80,113	80,374

Weighted average number of common shares outstanding — diluted	80,298	80,648

Basic earnings per share	$0.39	0.37

Diluted earnings per share	$0.39	0.37

Dividend per share	$0.29	0.28

FIRSTMERIT CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME—LINKED QUARTERS (Unaudited) (Dollars in thousands, except share data)

	Quarterly Results
	2007	2006	2006	2006	2006
	1st Q	4th Q	3rd Q	2nd Q	1st Q

Interest and fees on loans, including held for sale	$130,089	131,683	129,890	123,450	117,740
Interest and dividends — securities and federal funds sold	26,846	25,795	25,131	24,820	25,332

Total interest income	156,935	157,478	155,021	148,270	143,072

Interest on deposits:
Demand-interest bearing	1,919	2,031	2,241	2,583	2,362
Savings and money market accounts	14,006	14,068	13,188	12,079	10,748
Certificates and other time deposits	36,080	35,569	32,881	29,326	26,101
Securities sold under agreements to repurchase	16,785	15,393	15,878	12,957	11,923
Wholesale borrowings	6,139	6,834	5,746	5,595	5,965

Total interest expense	74,929	73,895	69,934	62,540	57,099

Net interest income	82,006	83,583	85,087	85,730	85,973
Provision for loan losses	4,210	44,235	12,612	13,159	6,106

Net interest income after provision for loan losses	77,796	39,348	72,475	72,571	79,867

Other income:
Trust department income	5,596	5,794	5,721	5,744	5,394
Service charges on deposits	16,249	18,198	19,250	18,010	16,066
Credit card fees	11,099	11,325	11,251	11,478	10,671
ATM and other service fees	3,071	3,135	3,301	3,273	3,108
Bank owned life insurance income	3,168	3,001	3,042	5,310	2,986
Investment services and insurance	2,453	2,011	2,631	2,581	2,597
Investment securities gains (losses), net	—	—	2	4	16
Loan sales and servicing income	5,438	1,504	1,731	2,833	1,445
Other operating income	1,802	3,364	2,412	2,845	3,114

Total other income	48,876	48,332	49,341	52,078	45,397

Other expenses:
Salaries, wages, pension and employee benefits	42,500	43,700	43,248	46,721	43,031
Net occupancy expense	6,686	6,143	6,002	6,120	6,549
Equipment expense	3,084	3,030	3,097	2,914	2,958
Stationery, supplies and postage	2,333	2,633	2,423	2,403	2,453
Bankcard, loan processing and other costs	7,470	7,508	7,459	7,417	5,827
Professional services	4,829	5,000	5,470	3,738	2,763
Amortization of intangibles	223	222	222	222	223
Other operating expense	14,401	15,751	9,062	15,683	18,095

Total other expenses	81,526	83,987	76,983	85,218	81,899

Income before income tax expense	45,146	3,693	44,833	39,431	43,365
Federal income taxes	13,725	(2,424)	13,629	11,770	13,401

Net income	$31,421	6,117	31,204	27,661	29,964

Other comprehensive income (loss), net of taxes	8,180	(41,365)	23,870	(8,618)	(10,545)

Comprehensive income	$39,601	(35,248)	55,074	19,043	19,419

Net income applicable to common shares	31,421	6,117	31,204	27,661	29,964

Adjusted net income used in diluted EPS calculation	31,425	6,121	31,209	27,666	29,968

Weighted-average common shares — basic	80,113	80,091	80,066	79,983	80,374

Weighted-average common shares — diluted	80,298	80,316	80,262	80,203	80,648

Basic net income per share	$0.39	0.07	0.39	0.35	0.37

Diluted net income per share	$0.39	0.07	0.39	0.35	0.37

FIRSTMERIT CORPORATION AND SUBSIDIARIES
ASSET QUALITY INFORMATION
(Unaudited, except December 31, 2006 annual period which
is derived from the audited financial statements)
(Dollars in thousands, except ratios)

	Quarterly Periods					Annual Period
	31-Mar	31-Dec	Sep 30	June 30	Mar 31	Dec 31
	2007	2006	2006	2006	2006	2006
Allowance for Credit Losses

Allowance for loan losses, beginning of period	$91,342	88,755	87,727	87,589	90,661	90,661
Allowance related to loans held for sale	—	(23,089)	—	—	—	(23,089)
Provision for loan losses	4,210	44,235	12,612	13,159	6,106	76,112
Charge-offs	9,424	22,323	15,453	18,038	14,914	70,728
Recoveries	5,917	3,764	3,869	5,017	5,736	18,386

Net charge-offs	3,507	18,559	11,584	13,021	9,178	52,342

Allowance for loan losses, end of period	$92,045	91,342	88,755	87,727	87,589	91,342

Reserve for unfunded lending commitments, beginning of period	$6,294	6,307	5,716	5,853	6,072	6,072
Provision for credit losses	452	(13)	591	(137)	(219)	222

Reserve for unfunded lending commitments, end of period	$6,746	6,294	6,307	5,716	5,853	6,294

Allowance for Credit Losses	$98,791	97,636	95,062	93,443	93,442	97,636

Ratios

Provision for loan losses as a % of average loans	0.25%	2.54%	0.73%	0.78%	0.37%	1.12%
Provision for credit losses as a % of average loans	0.03%	0.00%	0.03%	-0.01%	-0.01%	0.00%
Net charge-offs as a % of average loans	0.21%	1.06%	0.67%	0.78%	0.56%	0.77%
Net charge-offs and allowance related to loans held for sale as a % of average loans	0.21%	1.40%	0.67%	0.78%	0.56%	1.11%
Allowance for loan losses as a % of period-end loans	1.32%	1.33%	1.28%	1.29%	1.31%	1.33%
Allowance for credit losses as a % of period-end loans	1.42%	1.42%	1.37%	1.37%	1.40%	1.42%
Allowance for loan losses as a % of nonperforming loans	331.93%	168.03%	143.73%	174.80%	136.22%	168.03%
Allowance for credit losses as a % of nonperforming loans	356.26%	179.60%	153.94%	186.19%	145.32%	179.60%

Asset Quality

Impaired loans:
Nonaccrual	$17,049	45,045	52,621	41,927	56,258	45,045
Other nonperforming loans:
Nonaccrual	10,681	9,317	9,132	8,261	8,044	9,317

Total nonperforming loans	27,730	54,362	61,753	50,188	64,302	54,362

Other real estate (“ORE”)	4,934	9,815	10,711	8,598	8,639	9,815

Total nonperforming assets (“NPAs”)	$32,664	64,177	72,464	58,786	72,941	64,177

NPAs as % of period-end loans + ORE	0.47%	0.93%	1.05%	0.86%	1.09%	0.93%

Past due 90 days or more & accruing interest	$15,209	16,860	15,311	16,483	18,640	16,860

FIRSTMERIT CORPORATION NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL (Unaudited) (Dollars in thousands)

	2007	2006	2006	2006	2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
QUARTERLY OTHER INCOME DETAIL

Trust department income	$5,596	5,794	5,721	5,744	5,394
Service charges on deposits	16,249	18,198	19,250	18,010	16,066
Credit card fees	11,099	11,325	11,251	11,478	10,671
ATM and other service fees	3,071	3,135	3,301	3,273	3,108
Bank owned life insurance income	3,168	3,001	3,042	5,310	2,986
Investment services and insurance	2,453	2,011	2,631	2,581	2,597
Investment securities gains (losses), net	—	—	2	4	16
Loan sales and servicing income	5,438	1,504	1,731	2,833	1,445
Other operating income	1,802	3,364	2,412	2,845	3,114

Total Other Income	$48,876	48,332	49,341	52,078	45,397

	2007	2006	2006	2006	2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
QUARTERLY OTHER EXPENSES DETAIL

Salaries, wages, pension and employee benefits	$42,500	43,700	43,248	46,721	43,031
Net occupancy expense	6,686	6,143	6,002	6,120	6,549
Equipment expense	3,084	3,030	3,097	2,914	2,958
Taxes, other than federal income taxes	1,662	1,753	(7,703)	1,802	1,819
Stationery, supplies and postage	2,333	2,633	2,423	2,403	2,453
Bankcard, loan processing and other costs	7,470	7,508	7,459	7,417	5,827
Advertising	1,420	798	1,152	2,369	2,766
Professional services	4,829	5,000	5,470	3,738	2,763
Telephone	1,120	1,362	1,138	1,094	1,128
Amortization of intangibles	223	222	222	222	223
Other operating expense	10,199	11,838	14,475	10,418	12,382

Total Other Expenses	$81,526	83,987	76,983	85,218	81,899

FIRSTMERIT CORPORATION AND SUBSIDIARIES ALLOWANCE FOR LOAN LOSSES — Net Charge-off Detail (Unaudited) (Dollars in thousands)

	Quarters ended		Year ended
	March 31,		December 31,
	2007	2006	2006

Allowance for loan losses — beginning of period	$91,342	90,661	90,661
Loans charged off:
Commercial	448	6,066	32,628
Mortgage	990	373	1,670
Installment	4,746	6,030	20,682
Home equity	820	620	3,847
Credit cards	2,399	1,774	8,294
Leases	21	51	3,607

Total	9,424	14,914	70,728

Recoveries:
Commercial	2,878	1,437	3,734
Mortgage	8	56	142
Installment	2,114	3,146	10,340
Home equity	257	378	1,293
Credit cards	474	449	2,123
Manufactured housing	112	169	451
Leases	74	101	303

Total	5,917	5,736	18,386

Net charge-offs	3,507	9,178	52,342
Provision for loan losses	4,210	6,106	76,112
Allowance related to loans held for sale	—	—	(23,089)

Allowance for loan losses — end of period	$92,045	87,589	91,342

Average loans outstanding	$6,918,636	6,697,732	6,798,338

Ratio to average loans:
(Annualized) net charge-offs	0.21%	0.56%	0.77%

(Annualized) net charge-offs and allowance related to loans held for sale	0.21%	0.56%	1.11%

Provision for loan losses	0.25%	0.37%	1.12%

Loans outstanding — period-end	$6,951,631	6,672,102	6,878,873

Allowance for credit losses:	98,791	93,442	97,636

As a multiple of (annualized) net charge-offs	6.95	2.51	1.87

As a multiple of (annualized) net charge-offs and allowance related to loans held for sale	6.95	2.51	1.29

Allowance for loan losses:
As a percent of period-end loans outstanding	1.32%	1.31%	1.33%

As a multiple of (annualized) net charge-offs	6.47	2.35	1.75

As a multiple of (annualized) net charge-offs and allowance related to loans held for sale	6.47	2.35	1.21